Capitol Services Inc

PO Box 1831

Austin, TX 78767 -

Office of the Secretary of State

100-131

October 11, 2018

Filing Fee: $30.00

Total Filing Fee: $30.00

Re: Texas UCC Initial Filing Acknowledgment

The Texas Secretary of State's Office has received and filed your document. The information below reflects the data that was indexed into our system.

Initial Filing Type: Financing Statement

Initial Filing Nmnber: 18-0035922050	Filing Date: 10/10/2018	Filing Time: 4:37 p.m.
Lapse Date: 10/10/2023	Document Number: 842043100025

Party Type	Party Name and Address
Debtor	GREENWAY TECHNOLOGIES, INC. 8850 CAMP BOWIE WEST BLVD., SUITE 240, FORT WORTH, TX, USA, 76116 MABERT, LLC, AS AGENT
Secured Party
878 MEADOW HILL ROAD, SUITE 104, FORT WORTH, TX, USA, 76108

Please feel free to contact us at 512-475-2703 if you have any questions regarding the above information. User ID: MCENTENO

Phone: 512-475-2703	Come visit us on the Intemet@http://www.sos.state.tx.us!	Fax: 512-463-1423 Dial 7-1-1 for Relay Services

[redacted]

18-0035922050
10/10/2018 04:37 PM
FILED
TEXAS SECRETARY OF STATE
SOS
842043100025

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Michael W. Bailey - (214) 692-6200

B. E-MAIL CONTACT AT FILER (optional)
MBailey@wickphillips.com

C.

CAPITOL SERVICES

Return Acknowledgement to:

RECEIVED
OCT 10 2018

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME Greenway Technologies, Inc.					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS 8850 Camp Bowie West Blvd., Suite 240	CITY Fort Worth	STATE TX	POSTAL CODE 76116		COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME Mabert, LLC, as Agent					
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 878 Meadow Hill Road, Suite 104	CITY Fort Worth	STATE TX	POSTAL CODE 76108		COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

All assets of the Debtor.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
To be filed in Texas SOS

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)